Share Capital	12 Months Ended
Dec. 31, 2017
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Share Capital
22.	SHARE CAPITAL

Authorised and issued

As approved by shareholders at the Annual General Meeting (“AGM”) on 24 May 2017, the 1,000,000,000 authorised shares of the Company at the time having a par value of 50 cents each were converted into 1,000,000,000 ordinary no par value shares. Furthermore, subsequent to the conversion to no par value shares, in terms of s36(2)(a) of the South African Companies Act, the 1,000,000,000 ordinary no par value shares were increased to 2,000,000,000 ordinary no par value shares.

The issued share capital of the Company at 31 December 2017 is 820,614,217 (2016: 820,606,945) ordinary no par value shares.

During 2016, Gold Fields successfully completed a US$151.5 million (R2.3 billion) accelerated equity raising by way of a private placement to institutional investors.

A total number of 38,857,913 new Gold Fields shares were placed at a price of R59.50 per share which represented a 6.0% discount to the 30-day volume weighted average traded price, for the period ended 17 March 2016 and a 0.7% discount to the 50-day moving average.

In terms of the general authority granted by shareholders at the AGM on 24 May 2017, the authorised but unissued ordinary share capital of the Company representing not more than 5% of the issued share capital of the Company from time to time at that date, after setting aside so many ordinary shares as may be required to be allotted and issued pursuant to the share incentive schemes, was placed under the control of the directors. This authority expires at the next Annual General Meeting where shareholders will be asked to place under the control of the directors the authorised but unissued ordinary share capital of the Company representing not more than 5% of the issued share capital of the Company from time to time.

In terms of the JSE Listing Requirements, shareholders may, subject to certain conditions, authorise the directors to issue the shares held under their control for cash, other than by means of a rights offer, to shareholders. In order that the directors of the Company may be placed in a position to take advantage of favourable circumstances which may arise for the issue of such shares for cash, without restriction, for the benefit of the Company, shareholders will be asked to consider a special ordinary resolution to this effect at the forthcoming AGM.

Repurchase of shares

The Company has not exercised the general authority granted to buy back shares from its issued ordinary share capital granted at the AGM held on 24 May 2017. Currently, the number of ordinary shares that may be bought back in any one financial year may not exceed 20% of the issued ordinary share capital as of 24 May 2017. At the next AGM, shareholders will be asked to renew the general authority for the acquisition by the Company, or a subsidiary of the Company, of its own shares.

Beneficial shareholders

The following beneficial shareholders hold 5% or more of the Company’s listed ordinary shares:

Beneficial shareholder	Number of shares	% of issued ordinary shares
Government Employees Pension Fund	63,107,220	7.68
Market Vectors Junior Gold Mines ETF	48,899,163	5.95